PCS COMMODITY STRATEGY FUND (the “Fund”)

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated May 21, 2018 to the Prospectus dated December 29, 2017

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following is added as a new section following the section entitled “How to Redeem Shares” on page 21 of the Prospectus:

EXCHANGE PRIVILEGE

Upon request, eligible beneficial holders of Class A Shares may exchange their shares for Class I Shares of the Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class A Shares.

Such an exchange will be effected at the NAV of the Class A Shares next calculated after the exchange request is received by the Fund’s transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class C shares of the Fund. You may make an exchange request by sending a written request to the Fund’s transfer agent or calling the Fund at 1-844-828-3242.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 29, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.

PLEASE RETAIN FOR FUTURE REFERENCE.